                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section240.14a-11(c) or Paragraph Section240.14a-12

                                 SOLIGEN TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 SOLIGEN TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
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     (4) Date Filed:
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
                           SOLIGEN TECHNOLOGIES, INC.
                             19408 LONDELIUS STREET
                              NORTHRIDGE, CA 91324

                                                                  March 20, 1998

DEAR SHAREHOLDER,

    A Special Meeting of Shareholders will be held on Monday, April 20, 1998, at 10:00 a.m. Pacific Time at the Company's corporate headquarters, located at the following address:

       Soligen Technologies, Inc.
       19408 Londelius Street
       Northridge, CA 91324

    Enclosed are a Notice of Meeting, the Proxy Statement, and the proxy card. Whether or not you plan to attend this Special Meeting, it is important that your shares are represented. Therefore, I urge you to please sign and return the enclosed proxy card promptly. Your shares will be voted at the meeting in accordance with your proxy.

    If you have shares in more than one name, or if your stock is registered in more than one way, you may receive multiple copies of the proxy materials. If so, please sign and return each proxy card you receive so that all of your shares may be voted. Thank you very much.

                                          Sincerely,

                                          SOLIGEN TECHNOLOGIES, INC.

                                          Yehoram Uziel
                                          PRESIDENT, CEO AND CHAIRMAN OF THE
                                          BOARD

                           SOLIGEN TECHNOLOGIES, INC.
                             19408 LONDELIUS STREET
                              NORTHRIDGE, CA 91324

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 1998

                            ------------------------

To all Shareholders of

  SOLIGEN TECHNOLOGIES, INC.:

    NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of SOLIGEN TECHNOLOGIES, INC. (the "Company") will be held on Monday, April 20, 1998 at 10:00 a.m. Pacific Time at the corporate headquarters of the Company, located at 19408 Londelius Street, Northridge, California 91324 U.S.A. The purposes of this Special Meeting will be:

    1. To approve an amendment to Article 9 of the Company's Articles of Continuance, as set forth in the Proxy Statement that accompanies this Notice.

    The Board of Directors has fixed the close of business on March 20, 1998, as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof. Only shareholders of record of the Company's common stock at the close of business on the record date will be entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

    All shareholders are cordially invited to attend this Special Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. YOU MAY REVOKE THE PROXY ANY TIME PRIOR TO ITS USE. A pre-addressed, postage-paid envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Yehoram Uziel
                                          PRESIDENT, CEO, DIRECTOR AND CHAIRMAN
                                          OF THE BOARD

March 20, 1998

                           SOLIGEN TECHNOLOGIES, INC.
                             19408 LONDELIUS STREET
                              NORTHRIDGE, CA 91324

                            ------------------------

                                PROXY STATEMENT

                                ----------------

GENERAL INFORMATION

    This Proxy Statement and the accompanying Notice of Special Meeting and proxy/voting instruction card (proxy card) are being furnished to the shareholders of Soligen Technologies, Inc. (the "Company"), a Wyoming corporation, in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's Special Meeting of Shareholders to be held at the Company's corporate headquarters, located at the address noted above on Monday, April 20, 1998 at 10:00 a.m. Pacific Time, and any adjournment thereof (the "Meeting").

    Only shareholders of record at the close of business on March 20, 1998 will be entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying materials are being mailed on or about March 23, 1998 to all shareholders entitled to notice of and to vote at the Meeting.

    In accordance with the Company's Bylaws, the stock transfer records were compiled at the close of business on March 20, 1998. At that time, the Company had 32,682,338 shares of Common Stock outstanding and entitled to vote. The Company's Common Stock constitutes the only class of securities entitled of and to vote at the Meeting.

    The two persons named as proxies on the enclosed proxy card, Yehoram Uziel and Robert Kassel were designated by the Board of Directors of the Company. Where the shareholders specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR approval of the proposed amendment to Article 9 of the Company's Articles of Continuance.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use, either by written notice filed with the Secretary or the acting secretary of the Meeting or by oral notice given by the shareholder to the presiding officer during the Meeting. Any shareholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so be revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting.

    The affirmative vote of the holders of at least a majority of the shares of the Company's Common Stock entitled to vote is required to authorize the proposed amendment to the Articles of Continuance.

    Each share of Common Stock outstanding on the record date is entitled to one vote at the Meeting. Shares registered in the name of brokers and other "street name" nominees will be considered to be voted only as to those matters actually voted, and will not be considered "shares present" as to matters with respect to which a beneficial holder has not provided voting instructions (commonly referred to as "broker non-votes"). Abstention from voting and broker non-votes will have the same effect as voting against the proposed amendment to the Articles of Continuance.

    The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Solicitation of proxies by mail may be supplemented by telephone, telegraph, or personal solicitation by the directors, officers or employees of the Company, who will not be compensated for any such solicitation. Brokers, nominees and fiduciaries will be reimbursed for out-of-pocket expenses incurred in obtaining proxies or authorizations from the beneficial owners of the Company's Common Stock.

                 PROPOSAL TO AMEND THE ARTICLES OF CONTINUANCE

DESCRIPTION OF PROPOSED AMENDMENT

    The Company's Board of Directors, at a meeting held on February 26, 1998, unanimously adopted resolutions approving and recommending to the Stockholders for their adoption an amendment to the Articles of Continuance ("Articles") of the Company. This Amendment provides that Article 9 of the Articles be amended in order to increase the number of authorized shares from 50,000,000 shares of common stock, no par value, to 90,000,000 shares of authorized common stock, no par value ("Common Shares") and 10,000,000 shares of preferred stock, no par value ("Preferred Shares"). The proposed amendment further authorizes and empowers the Board of Directors to determine the relative rights and preferences of the Preferred Shares and to provide for the issuance of the Preferred Shares in one or more series with such relative rights and preferences as the Board of Directors shall determine.

    Specifically, Article 9 of the Articles, which now reads as follows:

    9. THE AGGREGATE NUMBER OF SHARES OR OTHER OWNERSHIP UNITS WHICH [THE COMPANY] HAS THE AUTHORITY TO ISSUE, ITEMIZED BY CLASSES, PAR VALUE OF SHARES, SHARES WITHOUT PAR VALUE AND SERIES, IF ANY, WITHIN A CLASS IS:

NUMBER OF SHARES     CLASS      SERIES        PAR VALUE PER SHARE

   50,000,000         COMMON        NONE                   0

    would be amended and restated to read:

    9. (a) THE AGGREGATE NUMBER OF SHARES OR OTHER OWNERSHIP UNITS WHICH THE CORPORATION HAS THE AUTHORITY TO ISSUE, ITEMIZED BY CLASSES, PAR VALUE OF SHARES, SHARES WITHOUT PAR VALUE AND SERIES, IF ANY, WITHIN A CLASS IS:

NUMBER OF SHARES     CLASS      PAR VALUE PER SHARE

   90,000,000         COMMON $0 ("COMMON SHARES")
   10,000,000      PREFERRED $0 ("PREFERRED SHARES")

        THE PREFERRED SHARES MAY BE ISSUED FROM TIME TO TIME IN ONE OR MORE SERIES. THE BOARD OF DIRECTORS OF THE CORPORATION IS HEREBY AUTHORIZED TO ISSUE THE PREFERRED SHARES IN ONE OR MORE SERIES IF IT SO DETERMINES, AND TO GIVE ANY SUCH SERIES OF PREFERRED SHARES A DISTINGUISHING DESIGNATION. THE BOARD OF DIRECTORS IS FURTHER HEREBY AUTHORIZED TO DETERMINE, IN WHOLE OR IN PART, THE PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF
       (a) THE PREFERRED SHARES BEFORE THE ISSUANCE OF ANY PREFERRED SHARES, AND
       (b) ONE OR MORE SERIES OF PREFERRED SHARES BEFORE THE ISSUANCE OF SHARES OF ANY SUCH SERIES. ALL PREFERRED SHARES SHALL HAVE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS IDENTICAL WITH THOSE OF ALL OTHER PREFERRED SHARES, PROVIDED THAT IF THE PREFERRED SHARES ARE ISSUED IN ONE OR MORE SERIES, ALL SHARES OF A SERIES SHALL HAVE PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS IDENTICAL WITH THOSE OF OTHER SHARES OF THE SAME SERIES AND,

       EXCEPT TO THE EXTENT OTHERWISE PROVIDED IN THE DESCRIPTION OF THE SERIES, WITH THOSE OF OTHER SERIES OF THE SAME CLASS. ALL ACTIONS BY THE BOARD OF DIRECTORS OF THE CORPORATION IN SUCH REGARDS SHALL BE BY RESOLUTIONS DULY ADOPTED.

    The Articles currently do not authorize the Company to issue shares of preferred stock. The Board of Directors has proposed and recommends to the shareholders that Article 9 of the Articles be amended to authorize the issuance by the Company of up to 10,000,000 shares of a new class of undesignated or "blank check" Preferred Shares, which may be issued in one or more series. The Board of Directors will be authorized to fix the designations, rights, preferences, powers and limitations of each series of the Preferred Shares. Adoption of the proposed amendment requires the approval of the holders of a majority of the outstanding Common Shares.

    The term "blank check" preferred stock refers to stock which gives the board of directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights,
(vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions.

EFFECT OF AMENDMENT ON CURRENT SHAREHOLDERS

    If the proposed amendment is approved by the shareholders, the additional Common Shares and Preferred Shares so authorized could be issued, at the discretion of the Board, for any proper corporate purpose, without further action by the shareholders other than as may be required by applicable law. Existing shareholders do not have preemptive rights with respect to future issuance of Common Shares or Preferred Shares by the Company and their interest in the Company could be diluted by such issuance with respect to any of the following: earnings per share, voting, liquidation rights and book and market value.

    If the proposed amendment is approved, the Board of Directors will have the power to issue the authorized Preferred Shares in one or more classes or series with such preferences and voting rights as the Board of Directors may fix in the resolution providing for the issuance of such shares. The issuance of Preferred Shares could affect the relative rights of the Company's Common Shares. Depending upon the exact terms, limitations and relative rights and preferences, if any of the Preferred Shares as determined by the Board of Directors at the time of issuance, the holders of Preferred Shares may be entitled to a higher dividend rate than that paid on the Common Shares, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their Preferred Shares into Common Shares, and voting rights which would tend to dilute the voting control of the Company by the holders of Common Shares. Depending on the particular terms of any series of the Preferred Shares, holders thereof may have significant voting rights and the right to representation on the Company's Board of Directors. In addition, the approval of the holders of Preferred Shares, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

PURPOSE OF PROPOSED INCREASE IN AUTHORIZED COMMON SHARES

    The Company is in need of additional capital to fund continuing operations, and approval of the proposed amendment will enable the Board of Directors to complete equity financings without the expense and delay incidental to obtaining shareholder approval of an amendment to the Articles increasing the number of authorized shares at the time of such action. The primary purpose of the proposed amendment is to provide the Company with flexibility of action to meet future working capital and capital equipment requirements through equity financings. In addition, the proposed increase in authorized capital will allow the Company to take advantage of favorable market conditions and possible acquisition opportunities without the delay and expense ordinarily attendant on obtaining further shareholder approval.

    The proposed amendment will not change the number of Common Shares currently outstanding or the rights of the holders of Common Shares. Article 9 of the Articles currently authorizes the Company to issue up to 50,000,000 Common Shares, of which 32,682,338 shares were issued and outstanding as of the Record Date. In addition, 6,221,032 Common Shares were reserved for issuance on exercise of outstanding warrants and 3,167,000 Common Shares were reserved for issuance under the Company's 1993 Stock Option Plan. Thus, as of the Record Date, there were 42,070,370 Common Shares outstanding or reserved for issuance, leaving only 7,929,630 Common Shares available for other corporate purposes.

PURPOSE OF PROPOSED AUTHORIZATION OF PREFERRED SHARES

    The Board of Directors believes that the proposed authorization of the issuance of the Preferred Shares, like the proposed increase in the Company's authorized Common Shares, is desirable because it would provide the Company with increased flexibility of action to meet future working capital and capital expenditure requirements through equity financings without the delay and expense ordinarily attendant on obtaining further shareholder approvals. The Board of Directors believes that the authorization of the Preferred Shares improves the Company's ability to attract needed investment capital, as various series of the Preferred Shares may be customized to meet the needs of any particular transaction or market conditions.

CURRENT NEGOTIATIONS

    As of the date of this Proxy Statement, the Company is engaged in negotiations with a private investor for a proposed preferred stock financing. The Company and the investor have not entered into a binding agreement for the completion of the financing and there is no assurance that the financing will be completed. This equity financing cannot be completed unless the proposed amendment to the Articles is approved. Except for the negotiations with this potential equity investor, the Company is not currently engaged in negotiations or discussions for any other transaction that would involve the issuance of Common Shares or Preferred Shares.

POSSIBLE ANTI-TAKEOVER EFFECTS OF PROPOSED AMENDMENT

    The issuance of Common Shares or Preferred Shares may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of the Common Shares in a public or private sale, merger or in a similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company. Further, the Preferred Shares may be viewed as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of Common Shares, to acquire control of the Company, since the authorization of "blank check" preferred stock could be used by the Board of Directors for adoption of a shareholder rights plan or "poison pill."

    The proposed amendment has not been made in response to, and is not being presented to deter, any effort to obtain control of the Company and is not being proposed as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in shareholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's shareholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's shareholders at all times.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF CONTINUANCE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    The following table sets forth, as of March 2, 1998, certain information furnished to the Company with respect to ownership of the Company's Common Shares of (i) each director, (ii) the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company determined as at the end of the last fiscal year whose total annual salary and bonus for such fiscal year exceeded $100,000, and any ex-officers for whom disclosure under this item (ii) would have been provided except for the fact that the individual was not serving as executive officer at the end of such fiscal year (hereafter referred to as the "named executive officers"), (iii) all persons known by the Company to be beneficial owners of more than 5% of its Common Shares, and (iv) all executive officers and directors of the Company as a group.

                                                                          AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP   PERCENT OF CLASS(1)
------------------------------------------------------------------------  --------------------  ---------------------
Yehoram Uziel...........................................................         9,586,974(2)(3)            29.3%
19408 Londelius Street
Northridge, CA 91324

Charles W. Lewis........................................................         2,269,930(2)               6.9%
19408 Londelius Street
Northridge, CA 91324

Dr. Mark W. Dowley......................................................           300,000(4)             *
3281 Scott Blvd.
Santa Clara, CA 95054

Kenneth T. Friedman.....................................................           742,145(5)               2.2%
23512 Malibu Colony Dr.
Malibu, CA 90265

Patrick J. Lavelle......................................................            35,000(6)             *
204 St. George St.
Toronto, Ontario, Canada M5R 2N5

Darryl J. Yea...........................................................           725,200(7)               2.2%
750 West Pender St., Suite 1600
Vancouver, B.C., Canada V6C 2T8

All executive officers and directors as a group (8 persons).............        13,905,749(8)              41.1%

------------------------

*   Less than one percent.

(1) Based on 32,682,338 total shares issued and outstanding and, in the case of holders of options and warrants, shares subject to such options and warrants exercisable within 60 days from March 2, 1998.

(2) On April 15, 1993, the Company merged with Soligen, Inc., a Delaware Corporation ("Soligen"), in a reverse acquisition transaction (the "Acquisition"). Pursuant to a share exchange agreement, the Company acquired all of the issued and outstanding shares of Soligen in consideration of the issuance of 13,000,000 shares of the Company's Common Shares to the former shareholders of Soligen, consisting of 3,250,000 pooled shares and 9,750,000 escrow shares allocated as follows:

NAME OF RECIPIENT                                  POOLED SHARES  ESCROW SHARES     TOTAL
-------------------------------------------------  -------------  -------------  ------------
Yehoram Uziel....................................     1,923,821      5,771,464      7,695,285
Adam Cohen.......................................       596,196      1,788,589      2,384,785
Charles Lewis....................................       567,483      1,702,447      2,269,930
MIT..............................................       162,500        487,500        650,000
                                                   -------------  -------------  ------------

Total............................................     3,250,000      9,750,000     13,000,000

    The pooled shares are subject to the terms of a Pooling Agreement and the escrow shares are held subject to the terms of an Escrow Agreement. Under the terms of the pooling agreement, 20% of the pooled shares are to be released pro rata amongst the pooling shareholders on April 14 of each year, beginning in 1994 until all pooled shares have been released. On March 17, 1996, Adam Cohen resigned as the Company's Vice-President of Engineering. In connection with Mr. Cohen's resignation, the pooling agreement was modified to permit the release of all pooled shares beneficially owned by Mr. Cohen. Going forward, 20% of the pooled shares are to be released pro rata amongst the remaining pooling shareholders on April 14 of each year hereafter until all pooled shares have been released. The pooling agreement does not restrict the voting of the pooled shares in any manner.

    The terms and conditions of the Escrow Agreement are prescribed by the policies of the British Columbia Securities Commission and were issued under its Local Policy 3-07. The escrow shares are held by the Company's registrar and transfer agent pursuant to the terms of the Escrow Agreement which permits the release of one escrow share for each $0.41 Cdn. in net "cash flow" (as defined in the Escrow Agreement) earned by the Company during the period beginning November 1, 1993 and ending October 31, 1998. Under the terms of the Escrow Agreement, if the Company earns net "cumulative cash flow" (as defined in the Escrow Agreement) of approximately Cdn. $4,000,000 or U.S. $3,050,000 during the five year earn out period, all of the escrow shares will be "earned out" and thereby released from escrow. Any shares not released from escrow at the end of the five year earn out period will be cancelled.

    At the 1995 Annual Meeting of Shareholders, the Company's shareholders approved a proposed amendment to the Escrow Agreement. The proposed amendment provides that the "earn-out" period will be extended for an additional five years, and that all shares not previously released from escrow would be released ten years after the date of issuance. In March 1998 the Company received tentative approval of the amendment from the British Columbia Securities Commission, and the Company expects the amendment to be executed and become effective within 30 - 60 days from the date of this Proxy Statement. If this amendment takes effect, none of the escrow shares will be cancelled.

    The Escrow Agreement provides that the escrow shares will not be traded in, dealt with in any manner whatsoever or released, nor may the Company, its transfer agent or the escrow shareholder make any transfer or record any trading in such shares without the consent of the Vancouver Stock Exchange. In addition, the Escrow Agreement provides that the escrow shares may not be voted on a resolution to cancel any of the escrow shares. Subject to this exception, the escrow shares have no voting restrictions. The Escrow Agreement also provides that the escrow shares may not participate in the assets and property of the Company on a winding up or dissolution of the Company.

    In connection with Mr. Cohen's resignation, the Vancouver Stock Exchange consented to Yehoram Uziel's purchase of all of Mr. Cohen's escrow shares, which purchase was consummated on May 30, 1996.

(3) Includes warrants to purchase 80,000 Common Shares exercisable within 60 days from March 2, 1998.

(4) Includes options to purchase 60,000 Common Shares which are exercisable within 60 days from the date of this Proxy Statement.

(5) Includes options to purchase 169,500 Common Shares and warrants to purchase 360,145 common shares which are exercisable within 60 days from the date of the Proxy Statement.

(6) Includes options to purchase 35,000 Common Shares which are exercisable within 60 days from the date of this Proxy Statement.

(7) Includes options to purchase 170,000 Common Shares which are exercisable within 60 days from the date of this Proxy Statement. 555,200 of the shares shown are owned by Chelsea Capital Corporation ("Chelsea"), a private British Columbia corporation which is owned 50% by Darryl J. Yea. 375,000 of these shares are held in escrow subject to the terms of the Escrow Agreement. Mr. Yea is deemed to have beneficial ownership of these shares by virtue of his ownership position in Chelsea.

(8) Includes options and warrants to purchase 1,121,145 Common Shares which are exercisable within 60 days from the date of this Proxy Statement.

------------------------

    Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

                                          By order of the Board of Directors
                                          ______________________________________
                                          Yehoram Uziel
                                          PRESIDENT, CEO, DIRECTOR AND CHAIRMAN
                                          OF THE BOARD

Dated: March 20, 1998

                      SOLIGEN TECHNOLOGIES, INC.

  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 1998

          The undersigned hereby names, constitutes and appoints Yehoram Uziel and Robert Kassel, or either of them acting in the absence of the other, with full power of substitution, my true and lawful attorneys and
P    Proxies for me and in my place and stead to attend the Special
R    Meeting of the Shareholders of Soligen Technologies, Inc. to be held at
O    10:00 a.m. Pacific Time on Monday, April 20, 1998, and at any adjournment
X    thereof, and to vote all shares of Common Stock held of record in the
Y name of the undersigned on March 20, 1998, with all the powers that the undersigned would possess if he were personally present.


   COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

                                     (Continued and to be signed on other side)
--------------------------------------------------------------------------------
                              - FOLD AND DETACH HERE -

                                                        Please mark
                                                        your votes as   /X/
                                                            this

         -------------
         COMMON SHARES

The Board of Directors recommends a vote FOR proposal 1.
                                                         FOR AGAINST  ABSTENTION
Proposal 1 - To approve an amendment to Article 9        / /    / /       / /
of the Articles of Continuance as set forth in the
Proxy Statement which accompanied the Notice of
Special Meeting.
                                I PLAN TO ATTEND MEETING                  / /

                                COMMENTS/ADDRESS CHANGE                   / /
                                Please mark this box if
                                you have written comments
                                or address changes on the
                                reverse side

                                THIS PROXY IS SOLICITED BY THE MANAGEMENT OF
                                THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.





Signature(s)                                             Dated
            --------------------------------------------       -----------------
The shareholder signed above reserves the right to revoke this Proxy at any time prior to its exercise, either by written notice delivered to the Company's Secretary at the Company's corporate offices at 19408 Londelius Street, Northridge, CA 91324, prior to the Special Meeting, or by oral notice given by the shareholder to the presiding officer during the meeting. The power of the Proxy holders shall also be suspended if the shareholder signed above appears at the Special Meeting and elects in writing to vote in person.

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